                                  COMMON STOCK

NUMBER ___                                                            ___ SHARES

                             NEWSOUTH BANCORP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This certifies that


is the owner of                                                CUSIP ___________
             fully paid and nonassessable shares of common stock,
                         par value $0.01 per share, of

NewSouth Bancorp, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


                                                         Dated:


_________________________________                        _______________________
William L. Wall                                          Thomas A. Vann
Secretary                                                President

Countersigned and Registered:

               By:_____________________________________
                   Transfer Agent and Registrar

                  _____________________________________
                    Authorized Signature

                                [CORPORATE SEAL]
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                            RESTRICTIONS ON TRANSFER
The Certificate of Incorporation includes a provision which prohibits any person from directly or indirectly acquiring or offering to acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire three years from the effective date of completion of the conversion of Home Savings Bank, SSB, Washington, North Carolina (the "Bank") from mutual to stock form. The Certificate of Incorporation also imposes certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after three years from the effective date of completion of the conversion of the Bank from mutual to stock form. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.
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  The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

  The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Secretary of the Corporation.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -      as tenants in common

TEN ENT -      as tenants by the entireties

JT TEN  -      as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under Uniform Transfers to
                               (Cust)              (Minor)
Minors Act.......................
                   (State)


    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________________________________ HEREBY SELL(S),
    ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------
/                                  /
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint __________________________________, Attorney, to transfer the said shares on the books of the Corporation, with full power of substitution.

Dated _____________________
                                              _________________________________
                                              Signature

                                              _________________________________
                                              Signature


In presence of: _______________________________________________


                 SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.